EQ ADVISORS TRUSTSM

EQ/Fidelity Institutional AM® Large Cap Portfolio

SUPPLEMENT DATED AUGUST 1, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective August 1, 2022, the following changes are being made to the Summary Prospectus, Prospectus, and SAI:

The section of the Summary Prospectus and Prospectus entitled “EQ/Fidelity Institutional AM® Large Cap Portfolio” — WHO MANAGES THE PORTFOLIO — Sub-Adviser: FIAM LLC (“FIAM” or the “Sub-Adviser”) is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Chris Lee	Co-Head of FMR’s Stock Selector Large Cap and FIAM Global Sector teams; Co-Manager of FIAM	August 2022

Fidelity anticipates that Robert Stansky will retire as co-manager of the Portfolio by December 31, 2022. On January 1, 2023, Chris Lee will assume the role of Head of FMR’s Stock Selector Large Cap and FIAM Global Sector teams.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — FIAM LLC” is amended to include the following information:

Chris Lee is co-head of FMR’s Stock Selector Large Cap and FIAM Global Sector teams. Since joining Fidelity Investments in 2004, Mr. Lee has worked as an analyst, portfolio manager, sector leader, and managing director of research.

Fidelity anticipates that Robert Stansky will retire as co-manager of the Portfolio by December 31, 2022. On January 1, 2023, Chris Lee will assume the role of Head of FMR’s Stock Selector Large Cap and FIAM Global Sector teams.

The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — FIAM LLC” is amended to include the following information:

FIAM LLC (“FIAM” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number
of other accounts of the Sub-Adviser managed by the
portfolio manager and the total assets of the accounts
	managed within each category as of May 31, 2022						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Fidelity Institutional AM® Large Cap Portfolio
Chris Lee	7	$535	4	$60	0	N/A	1	$15	0	N/A	0	N/A

Ownership of Shares of the Portfolio as of May 31, 2022

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Fidelity Institutional AM® Large Cap Portfolio
Chris Lee	X